UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 27, 2024

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 54470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

The Excel $3M Line of Credit Convertible Note

Effective November 27, 2024, Loop Media, Inc. (the “Company”) entered into a Non-Revolving Line of Credit Loan Agreement with Excel Family Partners, LLLP (“Excel”), an entity managed by Bruce Cassidy, Executive Chairman of our Board of Directors, for an aggregate principal amount of up to $3,000,000 (the “Excel $3.0M Line of Credit Loan Agreement”), evidenced by a Line of Credit Convertible Promissory Note (the “Excel $3.0M Line of Credit Convertible Note”).

The Excel $3.0M Line of Credit Convertible Note accrues interest at twenty percent (20%) per annum, and unless converted into the Company’s common stock, the entire principal amount of the Excel $3.0M Line of Credit Convertible Note, plus accrued and unpaid interest, will be due and payable by the Company on the date that is twelve (12) months after the issue date (the “Excel $3.0M Convertible Note Maturity Date”); provided, however, that the Excel $3.0M Convertible Note Maturity Date may be extended by an additional twelve (12) months at the Company’s request and upon written consent by the Excel, which consent shall not be unreasonably withheld.

Excel shall have the right, at any time, to convert all or any portion of the principal and interest due on the date of conversion into shares of the Company’s common stock at a conversion price that is seventy percent (70%) of the lowest volume-weighted average price of the common stock on any trading day during the ten (10) trading days prior to the respective conversion date; provided, however, that, for purposes of Section 13(d) of the Exchange Act, Excel and its affiliates may not beneficially own greater than 29.99% of the Company’s outstanding shares of common stock at any time, as set forth in the Excel $3.0M Line of Credit Convertible Note. The Company may prepay the Excel $3.0M Line of Credit Convertible Note at any time prior to the Excel $3.0M Convertible Note Maturity Date. The Excel $3.0M Line of Credit Convertible Note contains customary representations and warranties by the Company and provides for certain standard events of defaults.

The descriptions of the Excel $3.0M Line of Credit Loan Agreement and the Excel $3.0M Line of Credit Convertible Note are summaries and are qualified in their entirety by reference to the full texts of the Excel $3.0M Line of Credit Loan Agreement and the Excel $3.0M Line of Credit Convertible Note, which are incorporated by reference herein. Copies of the Excel $3.0M Line of Credit Loan Agreement and the Excel $3.0M Line of Credit Convertible Note are included herein as Exhibits 10.1 and 10.2, respectively.

Excel $2.5M Revolving Line of Credit Amendment

As previously reported, effective as of December 14, 2023, the Company entered into a Secured Revolving Line of Credit Loan Agreement with Excel for up to a principal sum of $2,500,000 (the “Excel $2.5M Revolving Line of Credit Loan Agreement”), under which we may pay down and re-borrow up to the maximum amount of the $2,500,000 limit (the “Excel $2.5M Revolving Line of Credit”). The Company’s drawdown on the Excel $2.5M Revolving Line of Credit is limited to no more than twenty-five percent (25%) of the last three full months’ revenue, not to exceed $1,250,000 in any quarter, and not to exceed in aggregate the outstanding debt amount of $2,500,000. The Excel $2.5M Revolving Line of Credit has been fully drawn upon, is a perpetual loan with a maturity date that is twelve (12) months from the date of formal notice of termination by Excel and accrues interest, payable semi-annually in arrears, at a fixed rate of interest equal to ten percent (10%) per year. Under the Excel $2.5M Revolving Line of Credit Loan Agreement, the Company granted to Excel a security interest in all of its present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof.

Under the terms of the Excel $2.5M Revolving Line of Credit Loan Agreement, on December 14, 2023, the Company issued to Excel a warrant to purchase up to an aggregate of 3,125,000 shares of its common stock. The warrant has an exercise price of $0.80 per share, which was the closing price of the Company’s common stock on December 13, 2023, expires on December 14, 2026, and is exercisable at any time prior to such date, to the extent that after giving effect to such exercise, Excel and its affiliates would beneficially own, for purposes of Section 13(d) of the Exchange Act, no more than 29.99% of the outstanding shares of the Company’s common stock.

On December 3, 2024, and effective retroactively to July 1, 2024, the Company entered into a Secured Revolving Line of Credit Loan Agreement Amendment (the “Excel $2.5M Line of Credit Amendment”) with Excel to extend the date on which the first payment of interest is due by one (1) year, from July 1, 2024, to July 1, 2025.

The description of the Excel $2.5M Line of Credit Amendment is a summary and is qualified in its entirety by reference to the full text of the Excel $2.5M Line of Credit Amendment, which is incorporated by reference herein. A copy of the Excel $2.5M Line of Credit Amendment is included herein as Exhibit 10.3.

Excel $1.0M Line of Credit Amendment

As previously disclosed, effective March 28, 2024, the Company entered into a Secured Non-Revolving Line of Credit Loan Agreement with Excel (the “Excel $1.0M Line of Credit Loan Agreement”), for the principal amount of up to one million dollars ($1,000,000) (the “Excel $1.0M Line of Credit”), evidenced by a Secured Non-Revolving Line of Credit Promissory Note, also effective as of March 28, 2024 (the “Excel $1.0M Note”). The Excel $1.0M Line of Credit has been fully drawn upon, originally matured one hundred eighty (180) days from the date of the Excel Secured Line of Credit Loan Agreement (the “Original Excel $1.0M Line of Credit Maturity Date”) and accrues interest, payable on the Original Excel $1.0M Line of Credit Maturity Date in arrears, at a fixed rate of interest equal to twelve percent (12%) per year. Under the Excel $1.0M Secured Line of Credit Loan Agreement, the Company granted to Excel a security interest in all of its present and future assets and properties, real or personal, tangible or intangible, wherever located, including products and proceeds thereof.

On December 3, 2024, and effective retroactively to September 24, 2024, the Company entered into a Secured Non-Revolving Line of Credit Loan Agreement Amendment with Excel (the “Excel $1.0M Line of Credit Amendment”) and issued to Excel an Amended and Restated Non-Revolving Line of Credit Promissory Note (the “Excel $1.0M Amended and Restated Note”) to extend the Original Excel $1.0M Line of Credit Maturity Date by twelve (12) months, from one hundred eighty (180) days from the date of the Excel $1.0M Secured Line of Credit Agreement to one hundred eighty (180) days plus twelve (12) months from the date of the Excel $1.0M Secured Line of Credit Agreement, or to September 24, 2025.

The descriptions of the Excel $1.0M Secured Line of Credit Amendment and the Excel $1.0M Amended and Restated Note are summaries and are qualified in their entirety by reference to the full texts of the Excel $1.0M Secured Line of Credit Amendment and the Excel $1.0M Amended and Restated Note, which are incorporated by reference herein. Copies of the Excel $1.0M Secured Line of Credit Amendment and the Excel $1.0M Amended and Restated Note are included herein as Exhibits 10.4 and 10.5, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 with respect to the Excel $3.0M Line of Credit Loan Agreement, the Excel $3.0M Line of Credit Convertible Note, the Excel $2.5M Line of Credit Amendment, the Excel $1.0M Line of Credit Amendment and the Excel $1.0M Amended and Restated Note are incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Excel $3.0M Line of Credit Loan Agreement, effective November 27, 2024, by and between the Company and Excel

10.2	Excel $3.0M Line of Credit Convertible Note, effective November 27, 2024, executed by the Company in favor of Excel

10.3	Excel $2.5M Line of Credit Amendment, entered into on December 3, 2024, and effective retroactively to July 1, 2024, by and between the Company and Excel

10.4	Excel $1.0M Line of Credit Amendment, entered into on December 3, 2024, and effective retroactively to September 24, 2024, by and between the Company and Excel

10.5	Excel $1.0M Amended and Restated Note, effective retroactively to September 24, 2024, executed by the Company in favor of Excel

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:	December 4, 2024	LOOP MEDIA, INC.

		By:	/s/ Justis Kao
Justis Kao, Chief Executive Officer